                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)   November 10, 1998


                              NEOTHERAPEUTICS, INC.
                (Exact name of registrant as specified in its charter)



         Delaware                    000-28782                93-0979187
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
     (of incorporation)             File Number)           Identification No.)


       157 Technology Drive, Irvine, California                  92618
   -----------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:(949) 788-6700


                                 Not Applicable
         (Former name or former address, if changed since last report)
                (Telephone area code changed from (714) to (949)



                               Page 1 of 9
                           Exhibit Index on Page 3

ITEM 5. OTHER EVENTS

     Reference is made to the press releases issued to the public by the Registrant on November 10, 1998, November 11, 1998 and November 12, 1998, the text of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 for a description of the events reported pursuant to this Form 8-K.

ITEM 7. EXHIBITS

        EXHIBIT:
        --------
          99.1          PRESS RELEASE DATED NOVEMBER 10, 1998.

          99.2          PRESS RELEASE DATED NOVEMBER 11, 1998.

          99.3          PRESS RELEASE DATED NOVEMBER 12, 1998.




                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NEOTHERAPEUTICS, INC.



Date:  November 12, 1998                  By:  /s/  Samuel Gulko
                                             --------------------------
                                              Samuel Gulko
                                              Chief Financial Officer

                               EXHIBIT INDEX


EXHIBITS                   DESCRIPTION
--------                   -----------
  99.1          Press Release dated November 10, 1998

  99.2          Press Release dated November 11, 1998

  99.3          Press Release dated November 12, 1998


                                   3